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                                                                    EXHIBIT 13.1



                                  CERTIFICATION
                         PURSUANT TO SECTION 906 OF THE
             SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of POSCO, a corporation organized under the laws of the Republic of Korea (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Annual Report on Form 20-F for the fiscal year ended December 31, 2003 (the "Form 20-F") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  June 28, 2004           /s/ KU-TAEK LEE
                                -----------------------------------------------
                                Name:  Ku-Taek Lee
                                Title: Chief Executive Officer


Dated:  June 28, 2004           /s/ DONG-HEE LEE
                                -----------------------------------------------
                                Name:  Dong-Hee Lee
                                Title: Chief Financial and Accounting Officer


A signed original of this written statement required by Section 906 has been provided to POSCO and will be retained by POSCO and furnished to the Securities and Exchange Commission or its staff upon request.